UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

Date of Report:  September 11, 2009

     Commission file number:
000-50709

NOWAUTO GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50709	77-0594821
(State or other jurisdiction	Commission file number	(I.R.S. Employer
of incorporation)		Identification No.)

2090 East University, Suite 112, Tempe, Arizona 85281
(address of principal executive offices, including zip code)

(480) 990-0007
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On September 9, 2009, Seale and Beers, CPAs gave written notice that they were resigning as the independent auditors for NowAuto Group, Inc. citing a lack of resources as the cause. The Board of Directors of the Registrant and the Registrant's Audit Committee accepted the withdrawal. As Seale and Beers served for only a short time, they did not issue any reports on the Company's financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

b) The Company is activity seeking a new engagement and expects to retain a new firm within the next few days.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 11, 2009	/s/ Faith Forbis